B. RILEY DIVERSIFIED EQUITY FUND
Investor Class Shares (Ticker BRDRX)
Institutional Class Shares (Ticker BRDZX)

a series of
World Funds Trust (the “Trust”)
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated May 27, 2014
To the Fund’s Prospectus dated February 10, 2014

Special Meeting of Shareholders – B. Riley Diversified Equity Fund

At a meeting of the Board of Trustees of the Trust held on May 16, 2014, the Trustees approved an investment advisory contract between the Trust, on behalf of the B. Riley Diversified Equity Fund (the “Fund”), and B. Riley Asset Management, LLC (“BRAM”), the Trust’s current investment adviser, pending shareholder approval. The approval of this arrangement has been necessitated due a transaction whereby the parent company of BRAM, and other BRAM affiliates, have agreed to enter into a transaction whereby they will be acquired by Great American Group, Inc. (the “Transaction”). The Transaction, which is scheduled to be effective on August 1, 2014 will terminate the existing advisory agreement for the Fund. Shareholders are being asked to consider the approval of a new investment advisory agreement with BRAM at a special meeting of shareholders to be held on or about July 15, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE